NOTE PURCHASE AND SECURITY AGREEMENT

THIS NOTE PURCHASE AND SECURITY AGREEMENT is entered as of August 13, 2012, by and among GBS ENTERPRISES INCORPORATED, a Nevada corporation (the “Company”“), and the JOHN A. MOORE, JR. and ANNEDENISE M. MOORE, as Tenants by the Entirety (“TBE”) and having a principal residence at _____________________________ (collectively, the “Lender”).

RECITALS

A.         The Company desires to borrow an aggregate of ONE MILLION U.S. DOLLARS AND ZERO CENTS ($1,000,000.00) (the “Principal Amount “) from the Lender at an annual rate of twenty percent (20%) (the “Interest Rate”) and the Lender is willing to lend the Company the Principal Amount at the Interest Rate. The Principal Amount will be evidenced by a promissory note substantially in the form of Exhibit A attached hereto (the “Note”).

B.           The Company's obligations to the Lender under this Agreement and the Note will be secured by a first priority security interest in the Accounts Receivable of the Company and its subsidiaries located in the United States of America on a one-for-one (1:1) basis.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Amount and Terms of the Notes and Warrants.

1.1              Note Purchase. Subject to the terms and conditions of this Agreement, at the Closing, the Company agrees to sell to the Lender, and the Lender agrees to purchase from the Company, the Note in the Principal Amount substantially in the form as Exhibit A attached to this Note.

1.2              Warrant Purchase. Subject to the terms and conditions of this Agreement, in consideration for the Lender purchasing the Note at the Closing, the Company agrees to sell and issue to the Lender, and the Lender agrees to purchase from the Company, a warrant to purchase 100,000 shares of the Company’s common stock (“Common Stock”), in the form attached hereto as Exhibit B (the “Warrant”) exercisable for 100,000 shares of Common Stock (the “Warrant Stock “) at an exercise price per share as set forth in the Warrant.

2.              Closing. Subject to the satisfaction or waiver of the conditions set forth herein, the purchase and sale of the Notes and the Warrants will take place at the offices of The Sourlis Law Firm located at The Courts of Red Bank, 130 Maple Avenue, Suite 9B2, Red Bank, NJ 07701, or at such other time and place as the Company and the Lender mutually agree upon (which time and place are referred to as the “Closing”). At the Closing, the Lender will deliver to the Company, as payment in full for the Note, (a) a check payable to the Company’s order, (b) wire transfer of funds to the Company, or (c) any combination of the foregoing. At the Closing, the Company will deliver to the Lender a duly executed Note in the Principal Amount and a duly executed Warrant.

3. Conditions to Lender’s Obligations. The obligations of the Lender under this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions, which waiver may be given by written, oral or telephone communication to the Company or its counsel:

(a)                each of the representations and warranties of the Company contained in this Agreement shall be true and complete in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing;

(b)               the Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein; and

(c)                the Company shall have executed and delivered to the Lender the Note and Warrant.

2.4              Condition to Company’s Obligations. The obligations of the Company to the Lender under this Agreement are subject to the fulfillment or waiver on or before the Closing of the following conditions by the Lender:

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(a)                Each of the representations and warranties of the Lender contained in this Agreement shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing; and

(b)               The Lender shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

3.              Security; Covenants.

3.1              Security Interest. As security for the full and prompt payment, in cash, and performance of the Company's obligations under this Agreement and the Note, the Company hereby grants to the Lender a security interest in all of the Collateral. As used herein, “Collateral” means all of the Accounts Receivable of the Company and its subsidiaries.

3.2           Permitted Liens. The Company shall keep the Collateral free and clear of all liens, except Permitted Liens. “Permitted Liens” means (a) liens arising by operation of law for taxes, assessments or governmental charges not yet due; (b) statutory liens of mechanics, materialmen, shippers, warehousemen, carriers, and other similar persons for services or materials arising in the ordinary course of business for which payment is not past due; (c) nonconsensual liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (d) liens for taxes or statutory liens of mechanics, materialmen, shippers, warehousemen, carriers and other similar persons for services or materials that are due but are being contested in good faith; (e) liens granted with the consent of the Lender; and (f) liens of a depository institution arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of setoff, or similar rights and remedies as to deposit accounts or other funds maintained with such institution.

3.3              Termination. The term of the security interest set forth in Section 3.1 above and the other obligations and restrictions set forth in this Agreement, including under this Section 3, will extend until the aggregate obligations to the Lender under the Note have been paid or satisfied in full, at which time the Company and any of its duly appointed officers are hereby authorized to file any termination statement under the Uniform Commercial Code in effect in any jurisdiction to terminate the financing statements that evidence the security interest in the Collateral created by this Agreement and the Note. Upon payment in full of such obligations, the Lender will execute and deliver to the Company all deeds, assignments and other instruments, and will take such other actions, as may be necessary or proper to re-vest in the Company full title to the Collateral, subject to any disposition which may have been made by the Lender pursuant to this Agreement.

4.              Representations and Warranties of the Company. The Company hereby represents and warrants to the Lender that the statements in the following paragraphs of this Section 4 are all true and complete as of immediately prior to the Closing, except as otherwise indicated:

4.1              Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

4.2              Authorization. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement, the performance of the Company's obligations hereunder, and the authorization, issuance and delivery of the Note and Warrant has been taken. This Agreement, the Note and each Warrant, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms.

4.3              Valid Issuance. The Note, when issued, sold, and delivered in accordance with this Agreement, shall be duly and validly issued, fully paid and non-assessable and, based in part upon the representations of the Lender in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Note and all of the shares of common stock issuable upon the conversion of the Note (the “Note Stock,” the Warrant and all shares of Warrant Stock issuable upon exercise thereof (collectively, with the Note, Note Stock and the Warrant, the “Securities”), when issued, sold, and delivered in accordance with this Agreement, Note and Warrant, will be duly and validly issued, fully paid and non-assessable and, based in part upon the representations of the Lender in this Agreement, will be issued in compliance with all applicable federal and state securities laws.

4.4              Noncontravention. The execution, delivery and performance of the Agreement, the consummation of the transactions contemplated hereby and the authorization, issuance and delivery of the Securities will not result in any violation of or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any judgment, order, writ, decree or agreement to which the Company is bound.

5.              Representations and Warranties of the Lender. The Lender hereby represents and warrants to the Company that:

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5.1              Authorization. This Agreement constitutes the Lender's valid and legally binding obligation enforceable in accordance with its terms.

5.2              Non-contravention. The execution, delivery and performance of the Agreement, the consummation of the transactions contemplated hereby and the authorization, issuance and delivery of the Securities will not result in any violation or be in conflict with or constitute, with or without the passage of time and giving of notice, a default under any judgment, order, writ, decree or agreement to which the Lender is bound.

5.3              Purchase Entirely for Own Account. The Lender acknowledges that this Agreement is made with the Lender in reliance upon the Lender's representation to the Company that the Securities will be acquired for investment for the Lender's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Lender has no present intention of selling, granting any participation in, or otherwise distributing any Securities. By executing this Agreement, the Lender further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any Securities.

5.4              Disclosure of Information. The Lender acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire any Securities. The Lender further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities.

5.5              Investment Experience. The Lender acknowledges that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, such Lender also represents it has not been organized solely for the purpose of acquiring any Securities.

5.6              Accredited Investor. The Lender is an “affiliate” and an “accredited investor” within the meaning of Rule 501 of Regulation D of the Securities and Exchange Commission (“SEC “), as presently in effect.

5.7              Restricted Securities. Such Lender understands that the Securities are characterized as “restricted securities” and “control securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such a Securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances. Such Lender represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

5.8              Further Limitations on Disposition. Without in any way limiting the representations set forth above and any other limitations set forth in the Note and/or Warrant, the Lender further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to make with respect to itself the representations and warranties in and be bound by the covenants of this Section 5 and (a) there is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (b) Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if requested by the Company, Lender shall have furnished the Company with an opinion of counsel, satisfactory to the Company, that such disposition will not require registration of any Securities under the Act.

6.              Event of Default; Remedies.

6.1              Event of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:

(a)              the Company fails to pay when due any amount payable under the Note;

(b)              any representation or warranty made by the Company in this Agreement is false or misleading in any material respect when furnished or made;

(c)              any default by the Company in the performance of any its obligations under this Agreement, the Note or Warrant (other than the obligation referred to in subsections (a) and (b)), which default is not cured within 30 days after notice thereof has been given to the Company by the Lender; or

(d)              the Company suffers or consents to or applies for the appointment of a receiver, trustee, custodian or liquidator of itself or any of its property, or makes a general assignment for the benefit of creditors; the Company files a voluntary petition in bankruptcy, or seeks to effect a plan or other arrangement with creditors or any other relief under the Bankruptcy Code, or

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under any state or other Federal law granting relief to debtors, whether now or hereafter in effect; or any involuntary petition or proceeding pursuant to the Bankruptcy Code or any other applicable state or other Federal law relating to bankruptcy, reorganization or other relief for debtors is filed or commenced against the Company and is not dismissed, stayed or vacated within sixty days thereafter; the Company files an answer admitting the jurisdiction of the court and the material allegations of any involuntary petition; or the Company or any Subsidiary is adjudicated a bankrupt, or an order for relief is entered by any court of competent jurisdiction under the Bankruptcy Code or any other applicable state or Federal law relating to bankruptcy, reorganization or other relief for debtors.

6.2              Remedies. During the continuance of any Event of Default (other than an Event of Default referred to in Section 6.1(d)), the Lender may, by notice to the Company, declare all or any part of the Company's obligations under the Note to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, and/or take such enforcement action as is permitted under applicable law. During the continuance of an Event of Default, the Lender shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and all other applicable law, all of which rights and remedies shall be cumulative and nonexclusive to the extent permitted by law.

7.              Miscellaneous.

7.1              No Transfers of Notes; Successors and Assigns. Except as otherwise set forth in the Note, no Lender may transfer, assign, pledge, encumber or otherwise convey an interest to part or all of such Lender's Note without the Company's consent, which consent will not be unreasonably withheld. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.2              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia, without regard to the conflict of laws provisions thereof.

7.3              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax or other electronic imagining means shall be effective as delivery of a manually executed counterpart of this Agreement.

7.4              Notices. Any notice required or permitted under this Agreement or Note or Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to such party at the address set forth below, or at such other address as such party may designate by written notice to the other parties.

If to the Company:

GBS Enterprises Incorporated

585 Molly Lane

Woodstock, GA 30189

Attn: Gary D. MacDonald

T: (404) 474-7256

If to Lender: To the address written above.

7.5              Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement or Note, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

7.6              Entire Agreement. This Agreement, Note and Warrant constitute the entire understanding and agreement among the parties with regard to the subject hereof and thereof.

7.7              Amendments and Waivers. Any term of this Agreement, the Note or Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and Lender; provided, however , that no such amendment or waiver shall: (a) extend or increase the commitment of the Lender without the written consent of such Lender; (b) postpone any date fixed for payment of principal, interest or fees due to the Lender (or any of

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them) without the written consent of each Lender directly affected thereby; (c) reduce the principal of or the rate of interest specified in any Note without the written consent of each Lender directly affected thereby; or (d) change any provision of this Section 7.7 without the written consent of each Lender.

7.8              Waiver of Jury Trial. EACH OF THE COMPANY AND EACH LENDER, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION IN ANY WAY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES. A COPY OF THIS SECTION MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND THE CONSENT TO TRIAL BY COURT.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this Note Purchase and Security Agreement as of the date first above written.

GBS ENTERPRISES INCORPORATED

By:	/s/ Gary D. MacDonald
Gary D. MacDonald Interim Chief Executive Compliance

LENDER:
/s/ John A. Moore, Jr.
John A. Moore, Jr.
/s/ Annedenise M. Moore
Annedenise M. Moore

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EXHIBIT A

Form of Senior Secured Promissory Note

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THIS SECURED PROMISSORY NOTE AND THE SHARES ISSUABLE UPON THE CONVERSION OF THIS SECURED PROMISSORY NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS SECURED PROMIORRY NOTE NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

GBS ENTERPRIESES INCORPORATED

SECURED PROMISSORY NOTE

AUGUST 13, 2012

USD$1,000,000.00

FOR VALUE RECEIVED, GBS ENTERPRISES INCORPORATED, a Nevada corporation (the “Company”), promises to pay to JOHN A. MOORE, JR. and ANNEDENISE M. MOORE, spouses holding this Promissory Note (the “Note”) as Tenants by the Entirety (“TBE”) and having a principal residence at _________________________ (collectively, the “Lender”) or other address as the Lender shall specify in writing, the principal sum of ONE MILLION U.S. DOLLARS AND ZERO CENTS ($1,000,000.00) and interest at the annual rate of twenty percent (20%) on the unpaid balance pursuant to the following terms:

1. Principal and Interest. For value received, the Company hereby promises to pay to the order of the Lender in lawful money of the United States of America and in immediately available funds the principal sum of ONE MILLION U.S. DOLLARS AND ZERO CENTS ($1,000,000.00), together with interest on the unpaid principal of this note at the rate of twenty percent (20%) per year (computed on the basis of a 365-day year) from the date specified in Section 2 of this Note until paid in full.

2. Principal and Interest Installment Payments. The outstanding principal and accrued interest under this Note shall be repaid in full and in one lump sum, without limitation, on the one year anniversary of the date of this this Note (“Maturity Date”).

3. Right of Prepayment. Notwithstanding the payments pursuant to Section 2, the Company at its option shall have the right to prepay a portion or all outstanding principal and accrued interest of the Note prior to the Maturity Date. The prepayment penalty shall be two percent (2%) of the outstanding principal and accrued interest under this Note.

4. Collateral. In order to induce the Lender to enter into this Note, the Company hereby grants the Lender a secured priority in the Accounts Receivable (the “Collateral”) of the Company and its subsidiaries located in the United States of America on a one-for-one (1:1) basis (the “Debt/Collateral Ratio”). The Company agrees to assist the Lender in perfecting his security interest in the Collateral. The Company shall deliver a monthly report to the Lender by the 15th day of the subsequent month as long as there is any amount outstanding under this Note. The Company agrees to promptly notify the Lender in the event the Debt/Collateral Ratio falls below 1:1.

5. Waiver and Consent. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

6. Costs, Indemnities and Expenses. In the event of default as described herein, the Company agrees to pay all reasonable fees and costs incurred by the Lender in collecting or securing or attempting to collect or secure this Note, including reasonable attorneys’ fees and expenses, whether or not involving litigation, collecting upon any judgments and/or appellate or bankruptcy proceedings. The Company agrees to pay any documentary stamp taxes, intangible taxes or other taxes which may now or hereafter apply to this Note or any payment made in respect of this Note, and the Company agrees to indemnify and hold the Lender harmless from and against any liability, costs, attorneys’ fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.

7. Event of Default; Conversion of Note. An “Event of Default” shall be deemed to have occurred upon the occurrence of any of the following: (i) the Company should fail for any reason or for no reason to make any payment of the principal, interest, costs, indemnities, or expenses pursuant to this Note within ten (10) days of the date due as prescribed herein; (ii) the value of the Collateral is less than the outstanding principal amount under this Note; (iii) any default, whether in whole or in part, in the due observance or performance of any obligations or other covenants, terms or provisions to be performed by the Lender under this Note, or any other related agreements hereunder between the Company and the Lender of even date herewith which is not cured by the Company by any applicable cure period therein, (iv) a breach of any representations or warranties, or (v) the Company shall: (1) make a general assignment for the benefit of its creditors; (2) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties; (3) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code; (4) file with or otherwise submit to any governmental authority any petition, answer or other document seeking: (A) reorganization, (B) an arrangement with creditors or (C) to take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation; (5) file or otherwise submit any answer or other document admitting or failing to contest the material allegations of a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, or (6) be adjudicated a bankrupt or insolvent by a court of competent jurisdiction. Upon an Event of Default (as defined above), unless cured by the Company within thirty (30) days after notice is given by the Lender, the entire principal balance and accrued interest outstanding under this Note, and all other obligations of the Company under this Note, shall be immediately due and payable without any action on the part of the Lender, and the Lender shall be entitled to seek and institute any and all remedies available to it. Notwithstanding the foregoing, upon an Event of Default, the Lender may, in his sole discretion, elect to convert any amount outstanding and payable under this Note into an amount of shares of Common Stock of the Company at a rate of $0.45 per share.

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8. Maximum Interest Rate. In the event that the interest provisions of this Note shall result at any time or for any reason in an effective rate of interest that exceeds the maximum interest rate permitted by applicable law, then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by the Lender in excess of those lawfully collectible as interest shall be applied against the principal of this Note immediately upon the Lender’s receipt thereof, with the same force and effect as though the Company had specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments.

9. Cancellation of Note. Upon the repayment by the Company of all of its obligations hereunder to the Lender, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Except as otherwise required by law or by the provisions of this Note, payments received by the Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

10. Severability. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

11. Amendment and Waiver. This Note may be amended, or any provision of this Note may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

12. Successors. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties hereto and their permitted successors and assigns.

13. Assignment. This Note shall not be directly or indirectly assignable or delegable by the Company. The Lender may assign this Note as long as such assignment complies with the Securities Act of 1933, as amended.

14. No Strict Construction. The language used in this Note will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party.

15. Further Assurances. Each party hereto will execute all documents and take such other actions as the other party may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

16. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Company: GBS Enterprises Incorporated

585 Molly Lane

Woodstock, GA 30189

Attn: Gary D. MacDonald

T: (404) 474-7256

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If to the Lender: To the address first written above.

or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

17. Remedies, Other Obligations, Breaches and Injunctive Relief. The Lender’s remedies provided in this Note shall be cumulative and in addition to all other remedies available to the Lender under this Note, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of the Lender contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit the Lender’s right to pursue actual damages for any failure by the Company to comply with the terms of this Note. No remedy conferred under this Note upon the Lender is intended to be exclusive of any other remedy available to the Lender, pursuant to the terms of this Note or otherwise. No single or partial exercise by the Lender of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of the Lender to exercise any right or remedy under this Note or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof. Every right and remedy of the Lender under any document executed in connection with this transaction may be exercised from time to time and as often as may be deemed expedient by the Lender. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

18. Governing Law; Jurisdiction. THIS NOTE SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS NOTE, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS NOTE SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

19. No Inconsistent Agreements. None of the parties hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the parties in this Note.

20. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Note and their respective permitted successor and assigns, any rights or remedies under or by reason of this Note.

21. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR THE LENDER TO LOAN TO THE COMPANY THE MONIES HEREUNDER, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

22. Entire Agreement. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

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IN WITNESS WHEREOF, this Promissory Note is executed by the undersigned as of the date first written above.

GBS ENTERPRISES INCORPORATED

By: /s/ Gary D. MacDonald
Name: Gary D. MacDonald
Title: Interim Chief Executive Officer

Acknowledged and Agreed to:

LENDERS:

/s/ John A. Moore, Jr.
Name: John A. Moore, Jr.

/s/ Annedenise M. Moore
Name: Annedenise M. Moore

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EXHIBIT B

Form of Warrant

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THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THIS WARRANT NOR ANY OF SUCH SHARES MAY BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR, AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE, CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 OR REGULATION S UNDER SUCH ACT.

Warrant Number: WA-2012-18

COMMON STOCK PURCHASE WARRANT

THIS CERTIFIES THAT, for value received, JOHN A. MOORE, JR. and ANNEDENISE. M MOORE, as Tenants by the Entirety, or their registered assigns, are entitled to purchase from GBS ENTERPRISES INCORPORATED, a Nevada corporation (the “Company”), at any time or from time to time during the period specified in Paragraph 2 hereof, ONE HUNDRED THOUSAND (100,000) fully paid and nonassessable shares of the Company’s common stock (the “Common Stock”), at an exercise price per share equal to THIRTY FIVE CENTS (USD $0.35) (the “Exercise Price”). The term “Warrant Shares,” as used herein, refers to the shares of Common Stock purchasable hereunder.

This Warrant is subject to the following terms, provisions, and conditions:

Manner of Exercise; Issuance of Certificates; Payment for Shares.

Subject to the provisions hereof, this Warrant may be exercised by the holder hereof (“Warrantholder”), in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the “Exercise Agreement”), to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder), and upon the full payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the Warrantholder within a reasonable time, not exceeding five (5) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

2. Period of Exercise. This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and until 5:00 p.m., New York time on third anniversary of the date of grant (the “Exercise Period”).

3. Certain Agreements of the Company.

The Company hereby covenants and agrees as follows:

(a) Shares to be Fully Paid. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid, and nonassessable and free from all taxes, liens, and charges with respect to the issue thereof.

(b) Reservation of Shares. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

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(c) Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(d) Successors and Assigns. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all the Company’s assets.

4. Tax Issues. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

5. No Rights or Liabilities as a Shareholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

6. Adjustments in Exercise Price/Number of Shares

(a) Subdivision of or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable upon the exercise of this Warrant into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by any reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such subdivision will be proportionately increased.

(b) Adjustment of Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provision above, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

(c) Minimum Adjustment of Exercise Price. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

7. Transfer, Exchange, and Replacement of Warrant.

(a) Restriction on Transfer. This Warrant and the rights granted to the holder hereof are transferable, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Paragraph 10 below, provided, however, that any transfer or assignment shall be subject to the conditions set forth herein. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Paragraph 10 below, for new Warrants of like tenor

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representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

(c) Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

(d) Cancellation; Payment of Expenses. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Paragraph 9, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Paragraph 9.

(e) Register. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

(f) Exercise or Transfer Without Registration. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel, which opinion and counsel are acceptable to the Company, to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a) promulgated under the Securities Act; provided that no such opinion, letter or status as an “accredited investor” shall be required in connection with a transfer pursuant to Rule 144 under the Securities Act. The first holder of this Warrant, by taking and holding the same, represents to the Company that such holder is acquiring this Warrant for investment and not with a view to the distribution thereof.

8. Notices.

All notices, requests, and other communications required or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company c/o Mr. Joerg Ott, 302 North Brooke Drive, Canton, GA 30014, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Paragraph 10, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

9. Governing Law.

THIS WARRANT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN NEW YORK, NY WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS WARRANT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT EITHER PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTY WHICH DOES NOT PREVAIL IN ANY DISPUTE ARISING UNDER THIS WARRANT SHALL BE RESPONSIBLE FOR ALL FEES AND EXPENSES, INCLUDING ATTORNEYS’ FEES, INCURRED BY THE PREVAILING PARTY IN CONNECTION WITH SUCH DISPUTE.

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10. Miscellaneous.

(a) Amendments. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

(b) Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

(c) Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Warrant will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Warrant, that the holder shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Warrant and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

GBS ENTERPRISES INCORPORATED

By: /s/ Gary D. MacDonald

Name: Gary D. MacDonald

Title: Interim Chief Executive Officer

Dated as of August 13, 2012

REGISTERED WARRANTHOLDER: JOHN A. MOORE, JR. AND

ANNEDENISE M. MOORE, TBE

WARRANT SHARES: 100,000

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FORM OF EXERCISE AGREEMENT

Dated: ________ __, 20__

To: ______________________

The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check in the amount of $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:

Name: ______________________________

Signature:

Address:____________________________

_____________________________

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.

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FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee	Address	No of Shares

, and hereby irrevocably constitutes and appoints ___________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated: ________ __, 20__

In the presence of: ______________________________

Name:______________________________

Signature:_________________________

Title of Signing Officer or Agent (if any):

______________________________

Address: ______________________________

______________________________

Note:	The above signature should correspond exactly with the name on the face of the within Warrant, if applicable.

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